UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	January 17, 2024
ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value of $0.01	OKE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

The information disclosed in these Items 7.01 and 9.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 7.01		Regulation FD Disclosure

On January 17, 2024, we announced that our board of directors declared a quarterly cash dividend of 99 cents per share of common stock, an increase of 3.7% from the previous quarter, resulting in an annualized dividend of $3.96 per share. The dividend is payable February 14, 2024, to shareholders of record at the close of business January 30, 2024. A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

On January 17, 2024, we announced that our board of directors authorized a $2.0 billion share repurchase program.

Item 8.01		Other Events

On January 17, 2024, we announced that our board of directors declared a quarterly cash dividend of 99 cents per share of common stock, an increase of 3.7% from the previous quarter, resulting in an annualized dividend of $3.96 per share. The dividend is payable February 14, 2024, to shareholders of record at the close of business January 30, 2024.

On January 17, 2024, our board of directors authorized a share repurchase program for the repurchase of up to $2.0 billion of the our outstanding common stock. We expect for shares to be acquired from time to time in open-market transactions or through privately negotiated transactions at our discretion, subject to market conditions and other factors. The share repurchase program is effective immediately and will terminate upon completion of the repurchase of $2.0 billion of common stock, in all cases plus or minus 10 percent to allow for final share settlement, or on January 1, 2029, whichever occurs first.

Item 9.01		Financial Statements and Exhibits

	(d)	Exhibits

Exhibit Number		Description

99.1		News release issued by ONEOK, Inc., dated January 17, 2024

104		Cover page interactive data file (embedded within the Inline XBRL document and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	January 18, 2024	By:	/s/ Walter S. Hulse III
Walter S. Hulse III Chief Financial Officer, Treasurer and Executive Vice President, Investor Relations and Corporate Development

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